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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 31, 2001




                          PHILIP MORRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)




      Virginia                        1-8940                      13-3260245
(State or other jurisdiction       (Commission                (I.R.S. Employer
    of incorporation)              File Number)              Identification No.)




120 Park Avenue, New York, New York                               10017-5592
(Address of principal executive offices)                          (Zip Code)




       Registrant's telephone number, including area code: (917) 663-5000


         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

      Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Philip Morris Companies Inc. and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000 (the "Financial Statements"), the independent accountants' report thereon and the statement regarding computation of ratios of earnings to fixed charges. The Financial Statements, the independent accountants' report and the statement regarding computation of ratios of earnings to fixed charges will be incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


Item 7. Financial Statements and Exhibits.


      The Financial Statements, together with the independent accountants' report thereon, are included herein.

   (c) Exhibits
       12. Statement regarding computation of ratios of earnings to fixed charges.

       23.  Consent of independent accountants.

       99.  Financial Statements.





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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHILIP MORRIS COMPANIES INC.



                              By:   /s/ LOUIS C. CAMILLERI
                                 -----------------------------------
                              Name:  Louis C. Camilleri
                              Title: Senior Vice President and Chief Financial
                                     Officer



DATE:  January 31, 2001



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                                  EXHIBIT INDEX

Exhibit No.

12.   Statement regarding computation of ratios of earnings to fixed charges.

23.   Consent of independent accountants.

99.   Financial Statements.